UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

Qorvo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7628 Thorndike Road, Greensboro, North Carolina 27409-9421
(Address of principal executive offices)
(Zip Code)

(336) 664-1233
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QRVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Qorvo, Inc. (the “Company”) held on August 11, 2026 (the “Annual Meeting”), the stockholders of the Company (i) elected each of the director nominees named in the Company's 2026 Proxy Statement filed with the Securities and Exchange Commission on June 26, 2026, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 3, 2027. In addition, the Company’s stockholders did not approve a shareholder proposal that was submitted at the Annual Meeting. The final voting results with respect to each of the proposals are set forth below.

Proposal 1. Stockholders elected each of the ten directors below to serve a one-year term and until their respective successors are duly elected and qualified or until their earlier resignation or removal.

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Robert A. Bruggeworth	65,420,559	1,004,044	92,311	11,086,112
Judy Bruner	64,316,020	1,800,300	400,594	11,086,112
Richard L. Clemmer	65,463,412	970,647	82,855	11,086,112
Peter A. Feld	65,733,029	699,105	84,780	11,086,112
John R. Harding	65,604,658	825,286	86,970	11,086,112
Christopher R. Koopmans	65,828,708	604,996	83,210	11,086,112
Alan S. Lowe	65,335,626	1,098,254	83,034	11,086,112
Roderick D. Nelson	58,744,780	7,680,416	91,718	11,086,112
Dr. Walden C. Rhines	62,801,791	3,629,668	85,455	11,086,112
Susan L. Spradley	64,415,938	1,702,999	397,977	11,086,112

Proposal 2. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
58,414,426	7,981,169	121,319	11,086,112

Proposal 3. Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 3, 2027.

For	Against	Abstain
76,829,284	647,265	126,477

Proposal 4. Stockholders did not approve a shareholder proposal submitted at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
25,386,384	40,976,235	154,295	11,086,112

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

By:	/s/ Grant A. Brown
Grant A. Brown
Senior Vice President and Chief Financial Officer

Date:    August 12, 2026